SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: July 24, 2002

                        (Date of earliest event reported)

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                          FIRST AVIATION SERVICES INC.

             (Exact Name of Registrant as Specified in its Charter)


       Delaware                    0-21995                  06-1419064
       --------                    -------                  ----------
(State of Incorporation)     (Commission File No.)  (IRS Employer Identification
                                                               Number)


      15 Riverside Avenue
      Westport, Connecticut                                06880-4214
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(Address of Principal Executive Office)                    (Zip Code)



                                 (203) 291-3300
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

     Item 5. First Aviation Services Announces Multi-Year Logistics Services Agreement with Gulfstream Aerospace

     First Aviation Services Inc. announces that it has entered into a multi-year agreement with Gulfstream Aerospace Corporation to provide logistics services for its aftermarket product support functions under the terms of a multi-year agreement. A copy of the press release, exhibit 99.2, is attached and incorporated by reference.

     (c) Exhibits

     99.2 Press release dated July 24, 2002 announcing a multi-year agreement with Gulfstream Aerospace.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              FIRST AVIATION SERVICES INC.



Date:      July 24, 2002      By:  /s/ Michael D. Davidson
                                   -----------------------

                              Name:   Michael D. Davidson
                              Title:  Secretary & Chief Financial Officer
                                      (Principal Finance and Accounting Officer)

AEROSPACE PRODUCTS INTERNATIONAL ANNOUNCES MULTI-YEAR LOGISTICS SERVICES AGREEMENT WITH GULFSTREAM AEROSPACE


MEMPHIS, TN, July 24, 2002 - Aerospace Products International (API), one of the fastest growing suppliers of aerospace products and supply chain management services, and a subsidiary of First Aviation Services Inc. (NASDAQ: FAVS), announced today that it has entered into an agreement with Gulfstream Aerospace Corporation to provide logistics services for its aftermarket product support functions under the terms of a multi-year agreement.

Gulfstream Aerospace Corporation is a wholly owned subsidiary of General Dynamics (NYSE: GD), and designs, develops, manufactures, markets and services the world's most technologically advanced intercontinental business jet aircraft. For the past two consecutive years, Professional Pilot Magazine has rated Gulfstream number one in Product Support.

"Gulfstream continually seeks ways to further improve its response times to our customers around the world", said Larry Flynn, Gulfstream's President of Product Support. "The highly specialized logistics support services provided by API will enhance our product support even further and represent an additional benefit to our customers worldwide", he added.

"We are delighted to announce our long term association with Gulfstream, whose world-wide reputation for quality products and services has become a bench mark for the aviation industry, said Jerry Schlesinger, API President and Chief Executive Officer. API's extensive skill set includes aerospace aftermarket information technology and state-of-the-art worldwide logistics capabilities. Creating a long term relationship to enhance Gulfstream's product support capabilities is a win-win situation for Gulfstream, its customers and API".

First Aviation, located in Westport, Connecticut is a worldwide leader in providing aerospace products and services to aircraft operators of some of the most widely used commercial and general aviation aircraft. Its operations include API, based in Memphis, Tennessee. In addition to the product lines it distributes, API offers overhaul and repair services for brakes and starter/generators, and builds custom hose assemblies. API is also a leading provider of supply chain management and customized third party logistics services. With locations in the U.S., Canada and Asia Pacific, plus partners throughout the world, API continues to be one of the fastest growing providers of aviation products and inventory management solutions in the industry.

More information about First Aviation and API can be found at http://www.firstaviation.com and, http://www.apiparts.com.

Contact:        Jerry Schlesinger
                President and Chief Executive Officer
                Aerospace Products International
                901-375-2666